Supplement to the John Hancock Tax-Free Income Funds Prospectus

                 dated January 1, 2004 as revised July 15, 2004



On page 21, the "Retirement plans" section under the heading "Additional Investor Services" has been deleted and replaced with the following:

John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



December 1, 2004